Inventory	6 Months Ended	12 Months Ended
	Dec. 31, 2024	Jun. 30, 2024
Notes and other explanatory information [abstract]
Inventory	16. Inventory Inventory of $1.5 million at December 31, 2024, mainly comprises raw materials in the Electric Vehicles and Critical Power Services segments (June 30, 2024: $1.6 million).	18. Inventory
	Year Ended June 30
(US dollars in thousands)	2024	2023	2022
Raw materials	1,646	2,115	1,887
Total	1,646	2,115	1,887